Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4724%



        Excess Protection Level
          3 Month Average 4.96%
          February, 2001 7.53%
          January, 2001  6.94%
          December, 2000 0.39%


        Cash Yield19.48%


        Investor Charge Offs 4.62%


        Base Rate 7.33%


        Over 30 Day Delinquency 5.13%


        Seller's Interest 8.26%


        Total Payment Rate13.44%


        Total Principal Balance$57,174,868,500.05


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,724,177,938.56